                              CALPROP CORPORATION
                            13160 MINDANAO WAY, #180
                        MARINA DEL REY, CALIFORNIA 90292

                            ------------------------

               NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1998

                             ---------------------

To the Shareholders of

  CALPROP CORPORATION:

    The 1998 Annual Meeting of Shareholders of CALPROP CORPORATION, a California corporation (the "Company"), will be held on May 21, 1998 at 2:00 p.m., local time, at the Companys Corporate Headquarters, 13160 Mindanao Way, #180, Marina Del Rey, California, for the following purposes, all as more fully set forth in the accompanying Proxy Statement:

    (1) To elect five directors of the Company; and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 2, 1998 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Mark F. Spiro
                                          VICE PRESIDENT/SECRETARY/TREASURER

Dated: April 16, 1998

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                              CALPROP CORPORATION
                            13160 MINDANAO WAY, #180
                        MARINA DEL REY, CALIFORNIA 90292

                            ------------------------

                  PROXY STATEMENT FOR THE 1998 ANNUAL MEETING
                         OF SHAREHOLDERS TO BE HELD ON
                                  MAY 21, 1998

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is being mailed on or about April 16, 1998, to the shareholders of Calprop Corporation, a California corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the 1998 Annual Meeting of the Shareholders of the Company to be held on May 21, 1998 (the "Meeting") and any adjournment or adjournments thereof. Any proxy given may be revoked at any time prior to the exercise of the powers conferred by it by filing with the Secretary of the Company a written notice signed by the shareholder revoking such proxy or a duly executed proxy bearing a later date. In addition, the powers conferred by such proxy may be suspended if the person executing the proxy is present at the meeting and elects to vote in person. All shares represented by each properly executed and unrevoked proxy received in time for the Meeting will be voted (unless otherwise indicated thereon) in the manner specified therein at the Meeting and any adjournment or adjournments thereof.

    The Company will pay the expenses of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares. In addition to the use of the mails, some of the Company's directors, officers and regular employees, without extra compensation, may solicit proxies by telegram, telephone and personal interview.

    The Annual Report of the Company for year ended December 31, 1997 is being mailed to shareholders concurrently with the mailing of this Notice of Annual Meeting and Proxy Statement.

                                 VOTING RIGHTS

    The close of business on April 2, 1998 (the "Record Date") has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, there were outstanding 10,154,785 shares of the Company's Common Stock, no par value ("Common Stock"), all of one class and all of which are entitled to be voted at the Meeting. Holders of such issued and outstanding shares of Common Stock are entitled to vote their shares on a cummulative basis as described in "Election of Directors" below.

    A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in the tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    Victor Zaccaglin, Chairman of the Board and Chief Executive Officer of the Company, beneficially owns approximately 44.8% of the outstanding shares of the Company's Common Stock entitled to be voted at the Meeting and has advised the Company that he intends to vote such shares for the nominees for director listed below. Other officers, directors and affiliates of the Company beneficially own in the aggregate approximately 36.0% of the outstanding shares of the Company's Common Stock entitled to be voted at the Meeting, and it is anticipated that such persons will vote for the nominees for director set forth below. Accordingly, if all such shares are voted for the nominees for director set forth below, no additional affirmative vote of the outstanding shares of the Company's Common Stock will be required for the election of the nominees for director specified below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of March 15, 1998 (unless otherwise indicated in the notes to the table), certain information concerning the beneficial ownership of the Company's equity securities of each person known by the Company to own beneficially five percent or more of the Company's Common Stock, the Company's only outstanding class of securities presently entitled to vote. A person is deemed to be the beneficial owner of securities, whether or not he has any economic interest therein, if he directly or indirectly has (or shares with others) voting or investment power with respect to the securities or has the rights to acquire such beneficial ownership within sixty days. The percentages set forth in the following table and in the table under the caption "Beneficial Ownership of Management" as to each person's ownership of the Company's Common Stock are based on the 10,154,785 shares of Common Stock outstanding on March 15, 1998, plus any shares which may be acquired upon exercise of stock options by such person which are exercisable on or within sixty days after such date. Accordingly, the percentages are based upon different denominators.

                                                                     NUMBER OF SHARES
                                                                     OF COMMON STOCK
                                                                       BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                     OWNED(1)        PERCENT OF CLASS
-----------------------------------------------------------------  --------------------  -----------------
Victor and Hannah Zaccaglin(2) ..................................         4,545,346(3)            44.8%
  3160 Mindanao Way, #180
  Marina Del Rey, California 90292

John Curci(4) ...................................................         2,720,329               26.8%
  717 Lido Park Drive
  Newport Beach, California 92663

------------------------

 (1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in the table or included in filings with the Securities and Exchange Commission. Except as indicated in the notes to the table, each shareholder included in the table has sole voting and dispositive power with respect to the shares shown to be beneficially owned by such shareholder. The table may not reflect limitations on voting power and investment power arising under community property and similar laws.

 (2) Various members of Victor and Hannah Zaccaglin's family own Common Stock of the Company. Although there is no agreement or understanding between such parties as to the holding or voting of their respective shares of Common Stock, it is anticipated that such persons (including John Curci) will vote for the slate of Directors as listed below.

 (3) This amount also includes 73,368 shares (1.6%) held in trust by Victor and Hannah Zaccaglin for the benefit of their children and relatives.

 (4) John Curci is Victor Zaccaglin's cousin.

BENEFICIAL OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of March 15, 1998, certain information concerning the beneficial ownership of the equity securities of the Company of
(i) each director and nominee for director of the Company, (ii) each executive officer of the Company covered by the Summary Compensation Table below and (iii) all directors and executive officers of the Company as a group.

                                                                         NUMBER OF SHARES OF
                                                                             COMMON STOCK
                                                                             BENEFICIALLY         PERCENT
NAME OF BENEFICIAL OWNER                                                     OWNED(1)(2)         OF CLASS
----------------------------------------------------------------------  ----------------------  -----------
John L. Curci(3)......................................................            289,047              2.8%
Ronald S. Petch(4)....................................................            451,115              4.4%
George R. Bravante, Jr................................................              7,500              0.1%
Victor Zaccaglin(5)...................................................          4,545,346             44.8%
Mark F. Spiro.........................................................            210,000              2.1%
All Directors and Executive Officers as a group (6 persons)...........          5,578,008             54.4%

------------------------

 (1) See Note 1 to the preceding table.

 (2) Includes the following numbers of shares of Common Stock acquirable under options which were exercisable on or within sixty days after March 15, 1998:
    George R. Bravante, Jr., 7,500; Ronald S. Petch, 35,000; John L. Curci, 5,000; all Directors and Executive Officers as a group, 99,500.

 (3) John L. Curci is the son of Mr. Zaccaglin's cousin, John Curci, who is a principal shareholder of the Company. See "Beneficial Ownership of Principal Shareholders," above.

 (4) Mr. Petch is Victor Zaccaglin's nephew.

 (5) See Notes 2 and 3 to the preceding table.

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company is comprised of five directors each of whom is standing for election at the annual meeting. Each director elected at the meeting will hold office for a term expiring at the 1999 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

    It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the four nominees named below. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for such substitute nominee or nominees as may be selected by the Board of Directors. The candidates receiving a plurality of the votes of the shares present and entitled to vote at the meeting in person or by proxy will be elected.

    Pursuant to California law, the election of directors is by cumulative voting. Each shareholder may cumulate such shareholder's votes and give one nominee a number of votes equal to the number of directors to be elected (5) multiplied by the number of shares held by the shareholder, or such shareholder can distribute their votes among all of the nominees as the shareholder sees fit. By giving your Proxy, you are authorizing the Proxyholders to vote your shares for the nominees as they determine is appropriate.

    Set forth below is certain information regarding the nominees for director of the Company. The nominees for director named below are presently serving as directors of the Company for terms expiring at the Meeting.

                       NOMINEES FOR ELECTION AS DIRECTORS

                                                             PRINCIPAL OCCUPATION AND                       DIRECTOR
NAME                               AGE                   OTHER POSITIONS WITH THE COMPANY                    SINCE
---------------------------------  ---   -----------------------------------------------------------------  -------
John L. Curci....................  61    Member, Lido Peninsula Company, LLC (1995-Present); Partner,        1986
                                           Curci-Turner Company (1986 to Present); Owner and Officer of
                                           Val Vista Estates, Inc. (1976 to Present); Owner and President
                                           of Lido Management Co. (1964 to Present); Managing Partner HCH
                                           Developments and Morro Shores.
Ronald S. Petch..................  53    President of the Company since November, 1993 and prior to that     1974
                                           he served as Executive Vice President, Operations since
                                           February, 1992.
Victor Zaccaglin.................  77    Chairman of the Board and Chief Execu-tive Officer of the Company   1961
                                           since 1961 and also President from 1961 to October, 1987 and from March, 1992 to November, 1993.
George R. Bravante, Jr...........  39    Formerly President and Chief Operating Officer of Colony            1996
                                           Advisors, formerly President and Chief Operating Officer of
                                           American Real Estate Group, formerly Chief Financial Officer of
                                           RMB Realty, and formerly Manager at Ernst & Whinney.
Mark F. Spiro....................  46    Chief Financial Officer of the Company since 1993 and formerly,     1998
                                           Chief Financial Officer of Inco Homes from 1989 to 1993.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of four regular meetings during 1997. No director attended less than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board on which he served.

    The Company has an Audit Committee, the function of which is to assist the Board of Directors in fulfilling its responsibilities with respect to corporate accounting, auditing, and reporting practices. In performing such function, the Audit Committee is responsible for selecting the firm of certified public accountants to be retained as the Company's auditors and maintains a direct line of communication with the Company's independent auditors. The Audit Committee held two meetings during 1997. Its current members are Messrs. Curci and Bravante (the Chairman of the Audit Committee).

    The Company also has a Stock Option/Compensation Committee which authorizes and reviews officers' compensation and the granting of stock options and stock to key employees and directors of the Company. This committee held two meeting during 1997, and its current members are Messrs. Curci and Bravante (the Chairman of the Stock Option/Compensation Committee).

    The Company has no Nominating Committee.

             COMPENSATION AND IDENTIFICATION OF EXECUTIVE OFFICERS;
                          TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

    The following table sets forth as to the Chief Executive Officer, the President and the Chief Financial Officer of the Company information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal year ended December 31, 1997, and the two preceding fiscal years. No other executive officer received more than $100,000 in annual salary and bonus during 1997.

                           SUMMARY COMPENSATION TABLE

                                                         LONG-TERM COMPENSATION
                                        ANNUAL          ------------------------
                                   COMPENSATION(1)      RESTRICTED   SECURITIES
                                   ----------------       STOCK      UNDERLYING         ALL OTHER
NAME AND POSITION                  YEAR    SALARY       AWARD(S)(5)  OPTION(S)       COMPENSATION(6)
---------------------------------  ----  ----------     ---------   ------------   -------------------
Victor Zaccaglin(2)..............  1997   $ 155,000      $20,625     100,000             $   887
 Chairman of the Board and         1996     185,000           --          --                  --
 Chief Executive Officer and       1995     185,600       31,875     100,000                  --
 Director

Ronald S. Petch(3)...............  1997     155,000       13,750      70,000               1,319
 Director, Chief Operating         1996     155,000           --          --               1,064
 Officer
 and President                     1995     140,000       21,250      70,000               1,064

Mark F. Spiro(4).................  1997     110,000        6,875      60,000                 587
 Director and Chief Financial      1996     110,000           --          --                 422
 Officer
                                   1995     100,000       10,625      60,000                 422

------------------------

(1) Does not include certain amounts paid by the Company which may have value to the recipient as personal benefits. Although such amounts cannot be precisely determined, the Company has concluded that the aggregate amount thereof does not exceed 10% of the cash compensation of Messrs. Zaccaglin, Petch or Spiro.

(2) Mr. Zaccaglin, age 77, has been Chairman of the Board and Chief Executive Officer of the Company since 1961. He was President from March, 1992 to November, 1993 and prior to that from 1961 to October, 1987.

(3) Mr. Petch, age 53, has been President since November, 1993 and prior to that was Vice President, Operations of the Company since February 1992. Since 1974, he has been a director of the Company, and from March 1981 until February 1992, he was engaged in real estate investments, development and marketing.

(4) Mark F. Spiro, age 46, has been employed by the Company since November 1993 as its Vice President of Finance, Secretary and Treasurer. From July 1989 until September 1993 he was employed as chief financial officer at Inco Homes, a residential builder in Southern California.

(5) Based upon the closing market price of shares of the Company's Common Stock on the date of the restricted stock award multiplied by the number of shares awarded. Mr. Zaccaglin has received the following awards of restricted stock: 20,000 shares on October 31, 1991, valued at $25,000.00, 30,000 shares on October 6, 1993, valued at $22,500.00, 30,000 shares on October 4, 1995, valued at

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    $31,875.00 and 30,000 shares on October 8, 1997, valued at $20,625. Mr.
    Petch has received 10,000 shares on February 2, 1992, valued at $30,000.00, 20,000 shares on October 6, 1993, valued at $15,000.00, 20,000 shares on October 4, 1994, valued at $15,000.00, 20,000 shares on October 4, 1995, valued at $21,250.00 and 20,000 shares on October 8, 1997, valued at $13,750.

    Mr. Spiro has received 10,000 shares on November 1, 1993, valued at $8,125.00, 10,000 shares on October 4, 1994, valued at $7,500.00, 10,000 shares on October 4, 1995, valued at $10,625.00 and 10,000 shares on October 8, 1997, valued at $6,875. The number of restricted shares held by Messrs. Zaccaglin, Petch and Spiro as of December 31, 1997 is 110,000, 90,000, and 40,000, respectively. The value of such restricted shares as of December 31, 1997 is $82,500, $67,500, and $30,000, respectively. Twenty percent of each award vests on the anniversary date of each grant, resulting in Messrs. Zaccaglin, Petch and Spiro holding a total of 56,000, 46,000 and 18,000 vested shares, respectively, as of December 31, 1997.

(6) Such other compensation represents the amount of insurance premiums paid by the Company with respect to term life insurance for the benefit of Messrs. Zaccaglin, Petch and Spiro.

    In addition to Messrs. Zaccaglin, Petch and Spiro, the Company currently has one other executive officer: Richard Greene, age 51, is a Vice President of the Northern California Division of the Company. He has been employed by the Company since July 1985, and prior to September 1991, was a Senior Project Manager for the Company. All of the Company's executive officers serve at the pleasure of the Board of Directors.

OPTION GRANTS IN LAST FISCAL YEAR

    Shown below is information on grants of stock options pursuant to the 1993 Stock Option Plan during the fiscal year ended December 31, 1997 to Mr. Zaccaglin, Mr. Petch and Mr. Spiro, the executive officers of the Company named in the foregoing Summary Compensation Table.

                                                                  PERCENTAGE
                                            NUMBER OF SHARES       OF TOTAL
                                            OF COMMON STOCK     OPTIONS GRANTED    EXERCISE
                                           UNDERLYING OPTIONS    TO EMPLOYEES        PRICE     EXPIRATION
NAME                                           GRANTED(1)           IN 1997       (PER SHARE)     DATE
-----------------------------------------  ------------------  -----------------  -----------  -----------
Victor Zaccaglin.........................         100,000              34.25%      $ 0.75625     10-08-02
Ronald S. Petch..........................          70,000              23.97%        0.6875      10-08-07
Mark F. Spiro............................          60,000              20.55%        0.6875      10-08-07

------------------------

(1) Such options were all granted under the Company's 1993 Stock Option Plan. The purchase price of shares covered by such stock options may not be less than the fair market value of the Company's Common Stock at the date of grant. The term of each such option and the increments in which it is exercisable are determined by the committee which administers the 1983 and 1993 Plans, provided that no option may have a term of more than 10 years from the date of grant and no option may be exercised by a holder prior to one year of continued employment with, or service as a director for, the Company.

                         FISCAL YEAR END OPTION VALUES

    Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted under the 1993 Stock Option Plan and in prior years under the 1983 Stock Option

Plans to Messrs. Zaccaglin, Petch and Spiro. Neither Mr. Zaccaglin, Mr. Petch nor Mr. Spiro exercised any stock options during 1997.

                                  NUMBER OF SHARES
                             OF COMMON STOCK UNDERLYING             VALUE OF UNEXERCISED
                             UNEXERCISED OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                  DECEMBER 31, 1997                 DECEMBER 31, 1997(1)
                             ---------------------------   ---------------------------------------
NAME                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE         UNEXERCISABLE
---------------------------  ------------   ------------   ----------------   --------------------
Victor Zaccaglin...........  330,000        100,000                 --                   --
Ronald S. Petch............  360,000         95,000                 --               $4,375
Mark F. Spiro..............  170,000         60,000                 --                3,750

------------------------

(1) Options are "In-the-Money" if the fair market value of the underlying Common Stock at year-end exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

    No director of the Company (including Mr. Zaccaglin, Mr. Petch and Mr. Spiro) receives compensation for serving as a director and no additional fees for serving as a member of any committee of the Board of Directors. All directors of the Company (except directors serving on the Stock Option Committee) are eligible to receive stock options under the Company's 1983 Stock Option Plan and under the 1993 Stock Option Plan. All non-employee directors then serving on the Stock Option Committee are eligible to receive stock options under the Company's Director Stock Option Plan, described below.

DIRECTOR STOCK OPTION PLAN

    The Company maintains the Calprop Corporation Director Stock Option Plan (the "Director Plan") which authorizes the granting of options to purchase a maximum of 100,000 shares of the Company's Common Stock to non-employee directors of the Company who are serving on the Company's Stock Option/Compensation Committee. The Director Plan was adopted in order to permit non-employee directors of the Company who serve on the Stock Option/Compensation Committee administering the Company's employee stock option plans to continue to be eligible to receive stock options without adversely affecting the qualification of the employee plans under Rule 16b-3 under the Securities Exchange Act of 1934.

    The Director Plan provides for annual grants of options to purchase 7,500 shares of the Company's Common Stock on the date of the organizational meeting of the Board of Directors of the Company (which is the first meeting of the Board following the Company's Annual Meeting of Shareholders). The purchase price of shares covered by an option granted under the Director Plan shall be the fair market value (as defined in the Director Plan) of the Company's Common Stock on the date of grant of the option. Generally, fair market value is defined as the closing price for such stock on the NASD Bulletin Board on the date of grant. Each option granted under the Director Plan becomes exercisable in full on the first anniversary of the date on which it was granted, provided that no such option may be exercised after the expiration of ten years from the date of grant.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During 1995, the Company obtained a loan in the amount of $4,000,000 from the Curci-Turner Company for the acquisition and development of the Summertree Park project. In addition to interest, this loan contains a profit sharing provision which provides that Curci-Turner Company receive 40% of "Net

Proceeds" as defined in the agreement, which is comparable to gross profit. As of December 31, 1997, the outstanding balance owing on this loan totaled $3,070,492.

    During 1996, the Curci-Turner Company made a loan of $3,700,000 to the Company secured by 41 lots in the Cierra Del Lago project in Rancho Santa Marguerita and 100 lots in the Antares project in Del Mar Heights. In addition to interest, this loan contains a profit sharing provision which provides that the Curci-Turner Company receive thirty-three percent of "Net Proceeds" as defined in the agreement. As of December 31, 1997, the outstanding principal on this note was $3,700,000.

    During 1996, the Curci-Turner Company made loans totaling $1,487,500 to the Company secured by 21 lots and a four unit model complex in the Montserrat project in Murrieta, California. In addition to interest, each loan contains a profit sharing provision which provides that the Curci-Turner Company receive 50% of "Net Proceeds" as defined in the agreement, which is comparable to gross profit. As of December 31, 1997, the outstanding principal on these notes totaled $104,250.

    During 1996, the Company converted its Preferred Stock to Common Stock and the accrued Preferred Stock dividend due an officer of the Company and a related party of $581,541 and $472,545, respectively, was exchanged for notes with interest payable at 10%. As of December 31, 1997, the outstanding principal due an officer of the Company and a related party on these notes was $581,541 and $472,545, respectively.

    During 1997, the Company obtained a loan in the amount of $2,025,000 from the Curci-Turner Company for the acquisition and development of the Parkland Hills project. In addition to interest, this loan contains a profit sharing provision which provides that the Curci-Turner Company receive 50% of "Net Proceeds" as defined in the agreement, which is comparable to gross profit. As of December 31, 1997, the outstanding balance owing on this loan totaled $2,025,000.

    During 1997, the Company obtained a loan in the amount of $2,000,000 from Mission Gorge, LLC, a related party, for working capital purposes. The loan provides for interest at 12%. As of December 31, 1997, the outstanding principal on this note was $2,000,000.

    During 1997, the Company borrowed an additional $1,006,000 from and repaid $1,450,000 to an officer of the Company. As of December 31, 1997, the outstanding principal on remaining on these notes, which accrue interest at 12%, was $690,000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP served as the Company's auditors in 1997. The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the independent public accountants of the Company for 1998 and considers Deloitte & Touche LLP to be well qualified. If Deloitte & Touche LLP shall decline to act, or otherwise become incapable of acting, or if its engagement is otherwise terminated by the Board of Directors or the Audit Committee (none of which events are currently anticipated), in any such case, the Audit Committee will appoint other auditors for 1998. A representative of Deloitte & Touche LLP will be present at the annual meeting where he or she will be given an opportunity to make a statement if he or she so desires and will be available to respond to questions raised during the meeting.

    The Company's Audit Committee approves in advance all audit and non-audit services to be performed by the Company's independent public accountants and considers the possible effect on the independence of the accountants. No relationship exists between the Company and Deloitte & Touche LLP other than the usual relationship between independent public accountants and client.

                             SHAREHOLDER PROPOSALS

    A shareholder proposal intended to be presented at the Company's next annual shareholders meeting must be received by the Company at its principal executive offices on or before January 2, 1999, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

    The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented at the meeting.

                                          Mark F. Spiro

                                          VICE PRESIDENT/SECRETARY/TREASURER

Dated: April 16, 1998

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

PROXY                                                                    PROXY


                              CALPROP CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS.


      The undersigned shareholder of Calprop Corporation hereby appoints Victor Zaccaglin and George R. Bravante, Jr. and each of them, with full power of substitution to each, proxies of the undersigned to represent the undersigned at the 1998 Annual Meeting of Shareholders of Calprop Corporation to be held on May 21, 1998 at the Calprop Corporate Offices, 13160 Mindanao Way, Suite 180, Marina Del Rey, California, at 2:00 p.m., local time, and at any adjournment(s) thereof, with all powers, including voting rights, which the undersigned would possess if personally present at said meeting.

      THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND ALL OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PAGE.

                                                         PLEASE MARK
                                                         YOUR VOTES AS   / X /
                                                         INDICATED IN
                                                         THIS EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.




                                              WITHHELD
                                    FOR       FOR ALL

Item 1. ELECTION OF DIRECTORS      /  /         /  /

Nominees:

       John L. Curci
       George R. Bravante, Jr.
       Ronald S. Petch
       Victor Zaccaglin
       Mark F. Spiro

WITHHELD FOR: (Write that nominees name in the space provided below).


Item 2.  TO TRANSACT SUCH OTHER BUSINESS AS MAY      FOR    AGAINST     ABSTAIN
         PROPERLY COME BEFORE THE MEETING OR
         ANY ADJOURNMENT THEREOF.                    / /      /  /        /  /

-------------------------------------------------------------------------------

The undersigned hereby revokes any prior proxy and ratifies and confirms all the proxies named on the reverse side of this page or their substitutes, and each of them, shall lawfully do or cause to be done by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of the 1997 Annual Meeting of Shareholders and accompanying Proxy Statement dated April 18, 1997.

The proxies (or, if only one, then that one proxy) or their substitutes acting at the meeting may exercise all powers hereby conferred on the reverse side of this page.




Signature(s)                                      Date                  , 1997
             --------------------------------          ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------


                                CALPROP CORPORATION

                        1998 ANNUAL MEETING OF SHAREHOLDERS


                                DATE:  MAY 21, 1998

                            TIME:  2:00 P.M., LOCAL TIME

                       LOCATION:   CALPROP CORPORATE OFFICES
                            13160 MINDANAO WAY, SUITE 180
                              MARINA DEL REY, CALIFORNIA

                               CONTACT:  MS DORI BARON

                              TELEPHONE:  (310) 306-4314